UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 5, 2018

Date of Report (Date of earliest event reported)

QUALCOMM Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.

On March 5, 2018, QUALCOMM Incorporated (“Qualcomm”) received a letter, addressed to both Broadcom Limited and Qualcomm, from the U.S. Department of Treasury.

A copy of the letter is filed as Exhibit 99.1 hereto and incorporated by reference herein.

On March 5, 2018, Qualcomm received a Modification of Interim Order from the Committee on Foreign Investment in the United States.

A copy of the Modification of Interim Order is filed as Exhibit 99.2 hereto and incorporated by reference herein.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Letter, dated March 5, 2018, from the U.S. Department of Treasury.

99.2	Modification of Interim Order, dated March 5, 2018, from the Committee on Foreign Investment in the United States.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date:	March 6, 2018	By:	/s/ George S. Davis
George S. Davis
Executive Vice President and Chief Financial Officer

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